Exhibit 99.1
 Annual Shareholders’ Meeting Presentation  December 11, 2014

 Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2014, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.  Safe Harbor Statement  2

Program

Topic	Presenting
Annual Stockholder Meeting	
Business Meeting	Bob Dick
Stockholder Assembly	
Strategy Update	Dave Hable
Recent Developments	
Ophthalmology	
Neuro /OEM	
Marketing	Jason Stroisch
Base Business Update	
New Products Launched	
Operations	John Copeland
Enterprise Wide Continuous Improvement Initiative	
King of Prussia Integration	
Finance	Pam Boone
Q & A Session	Bob Blankemeyer, Bob Dick & Dave Hable

3

 Business Meeting    4

 Shareholders’ Business Meeting  Declaration of QuorumElection of DirectorAdvisory (Non Binding) Approval of Compensation of the Company’s Named Executive OfficersRatification of the Appointment of UHY LLP as Independent Registered Public Accounting FirmReport of Inspectors of Election  5

 Strategy Update    6

Overall Strategy

1. Drive Accelerating Growth in our Ophthalmology Business
2. Deliver Improved Profitability through our Enterprise-Wide Continuous Improvement Initiative
3. Manage our Neurosurgery and OEM Businesses for Stable Growth and Strong Cash Flow
4. Demonstrate Consistent, Solid Financial Performance
5. Continued Growth through Strategic Acquisitions

7

 Recent Developments    8

Recent Developments

Ophthalmology

1. Announced acquisition of Sterimedix – UK Manufacturer/Distributor of ophthalmology cannulas, needles and other disposable products
2. Launched 2nd generation VersaVIT vitrectomy machine
3. Maturing product/challenging environment has pressured revenue growth in base ophthalmic business
4. Internal focus on improving operational excellence and enterprise-wide lean initiatives
   a) M.I.S.S. Ophthalmics LTD acquisition
   b) King of Prussia plant closure
   c) "Biggest Loser" exercise
   d) Scrap reduction

9

 Ophthalmic Surgical Market  10  *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013.

 2011 Global Retinal Surgery Device Market  11  *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013.   Market Size = $935 Million*Synergetics products compete in ~22% of the retinal device market (shaded in black)

 2014 Global Retinal Surgery Device Market  12  Estimated Market Size = $1.22 Billion*Implied Annual Growth = ~7%Synergetics products compete in ~69% of the retinal device market (shaded in black)  *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Scope data estimates that the vitreoretinal market will grow approximately 7 percent to $1.2 billion in 2014, as compared to 2013.

 Ophthalmic Products  Core  VersaPACK™  Directional Laser Probes  DDMS-Diamond Duster Membrane Scraper  Endoilluminator Awh Chandelier  Photon II  New  13  Directional Laser Probe  VersaVIT 2.0™

 VersaVIT™ vs. the Competition  VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs)  CONSTELLATION® Vision System  CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis  14

 Recent Developments OEM (Neurosurgery)  OEM partnerships remain strong - growth in FY 2014A majority of the business is consumablesLaunched “slim” and irrigating bi-polar forceps in SeptemberKing of Prussia plant will close completely this month  15

 OEM (Neurosurgery) Products  16  Codman  Stryker  Lesion Generator  SONOPET OMNI Ultrasonic Aspirator  Disposable Tips  Codman Synergy  Disposable Bipolar Forceps    CMC V

 PRODUCTS  17

 Anterior Products  I/A Hand Pieces  Injection Cannulas  18

 Posterior Products  Injection Cannulas  Flute Handle Cannulas  Heavy Liquid Infusion Handles  Scleral Markers  Infusion Lines  Corneal Fixation/Incision Templates  19

 Aesthetic Products   Dermal Filler Cannula  Fat Transfer Cannula  Sharp Needle Cannula  20

 Marketing    21

Base Business Update

- Several of our base business product platforms have been challenged over the past few years
  - Laser Probes
    - More and more low cost providers are entering the market
    - Alcon utilizing new vitrectomy machine with built-in laser to gain business
    - Iridex has new agreement with low cost provider
    - DORC has copied our patented Directional Laser Probe and is offering at aggressively low prices overseas
  - Light pipe business
    - Competition has caught up on technology for light sources
    - New stronger light sources built into new generation vitrectomy machine platforms
  - Several other products in our product offering have become commoditized in the retinal space. This includes:
    - Soft tip cannulas
    - Iris retractors
    - Even our popular DDMS is now offered by 4 different companies

22

 Base Business Update (continued)  How are we dealing with this erosion?Developed key new products launched in FY14 or to be launched in FY15 Tracking lost business on monthly business and going back to accounts to find solution to gain back business Utilizing VersaVIT™ platform as vessel for locking down accountsShifting business focus toward vitrectomy machines and packs  23

New Products Launched Over Last 12 months

- Key new products launched during last 12 months
  - Ophthalmology
    - VersaVIT 2.0™ and Corresponding Packs & Accessories
    - Directional II Laser Probe
    - Flexible Tapered Illuminated Laser Probe
    - ROP Instrument Line
  - Neurosurgery
    - Slim Bipolar Forceps
    - Irrigating Bipolar Forceps







24

Surgeon Feedback

- Pros
  - Efficiency of machine and cutter combination
  - Light output
  - Duty cycle control
  - Simplicity (not a Constellation)
  - “Beauty in its simplicity”
    - Straight forward KEY
- Recommendations
  - Silicone oil injections
  - Reflux
  - Stiffer light pipes
  - Improved system feedback
  - Vial removal potential issue with nursing staff (more of a nuisance)



25

 Surgical Staff Feedback  ProsEase of use Compact foot printSimplified setup processImproved pack configurations  RecommendationsMayo tray Sterile barriers  26

Sales Force Feedback

VersaVIT 2.0™

- Excited by direct feedback from respected surgeons in their territories
- Excited about improved technology
- Energized by and active with 2.0 demos
- Addition of error codes has improved field diagnostics
- Need 27ga system urgently
- Additional DEMO units in field to have multiple longer term DEMOs



27

 Operations    28

Enterprise Wide Continuous Improvement Initiative

- Goal
  - Create a culture of continuous improvement through all functional operational areas by driving out waste in processes
- Results
  - Improved Service Levels
    - Overall fill rate increase from 92% in FY13 to 95% in FY14
  - Reduced Costs
    - Scrap Reduction
      - Reduced from 5.8% in FY13 to 3.3% in FY14 resulting in $400,000+ savings
    - Labor Content Reduction
      - Cross-functional Continuous Improvement (*The Biggest Loser*) activities generated over $700,000 in labor savings
- Future State (FY2015)
  - Continue pursuing our *Biggest Loser* improvement opportunities
  - Introduce formal Project Management methodologies and tools to our more complex Continuous Improvement activities
    - Project charter
    - Time tables (Gantt chart)
    - Formal project reviews

29

King of Prussia Integration

- Goal
  - Create a capital equipment center of excellence in our O'Fallon location and realize reduced operating costs
- KOP Operation
  - Design and manufacture of electrosurgical generators for Bipolar coagulation and lesion generation
  - Supply Codman and Stryker
  - 24 Employees
  - 14,000 sq. ft. leased space
- Project Update
  - Project is on track for Scheduled December 2014 close
  - Fully transitioned Stryker product line to O'Fallon and ceased production in KOP
  - Began production of Codman products in O'Fallon in November
  - Final builds for Codman products in KOP will be completed late December 2014
  - All capital equipment is now manufactured in one consolidated location

30

Finance    31

 Sales  (dollars in thousands)  32

 Net Income from Continuing Operations   (Exclusive of One-Time Events)  (dollars in thousands)  33

 EBITDA from Operations  (dollars in thousands)  (dollars in thousands)  (Exclusive of One-Time Events)  34

 Use of Non-GAAP Financial Measures  This presentation contains certain non-GAAP financial information that management believes is useful to investors in evaluating the Company’s performance. More information about these non-GAAP financial measures is included in a Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission immediately prior to this presentation. This Current Report on Form 8-K is available on the Company’s website at www.synergeticsusa.com by clicking on Financial Information: SEC Filings under the Investor Relations tab.  35

 Major Financial Events  Alcon Settlement – April 23, 2010:In April 2010, we entered into a Settlement and License Agreement.Alcon paid the Company $32.0 million in settlement and license proceeds. The net proceeds were $21.4 million, after contingency payments to the attorneys.In 3Q 2010, we recognized a gain of $2.4 million from the settlement.In 1Q 2012, we made a $5.8 million tax payment on the net settlement amount which made our cash flow from operations negative during this time period.In 2Q 2012, Alcon canceled the project, orders and forecasts covering the two products to have been supplied under the Supply Agreement.The remaining portion of the proceeds has been accounted for as an up-front licensing fee and is being deferred over the life of the patents.Currently, we are recognizing $1,288,000 of this deferred revenue annually.  36  Continued

 Major Financial Events (continued)   Neurosurgery Distribution Changes are going very well since they were implemented in FY 2010:Codman – Exclusive distribution of disposable bipolar forceps. In the last full year of direct forceps sales (2009), we sold approximately $3.1 million. For FY 2014, we sold approximately $8.2 million of forceps to Codman.Stryker – Exclusive distribution of ultrasonic aspirator tips and accessories. In the last full year of direct ultrasonic aspirator tips and accessories (2009), we sold approximately $4.2 million. For FY 2014, we sold approximately $8.7 million of ultrasonic aspirators tips and accessories to Stryker.  37  Continued

 Major Financial Events (continued)  Inventory Write-Offs:In the 3Q of FY 2012, we recorded $367,000, primarily for obsolete inventory.In the 2Q of FY 2013, we recorded $2.1 million, primarily for excess inventory.There were no inventory write-offs during fiscal 20143In June 2012, we received regulatory approval for our VersaVIT™ vitrectomy system.In June 2014, we announced the launch of the next generation vitrectomy system, VersaVIT 2.0TM.  38

 Acquisitions  In July 2013, we acquired our long-standing UK distributor, M.I.S.S. Ophthalmics LTD.In May 2014, we acquired a private OEM company.In December 2014, we acquired Sterimedix LTD.  39

 Q & A Session    40

 3845 Corporate Centre DriveO’Fallon, MO 63368(636) 939-5100www.synergeticsusa.com